SECURITIES AND
                               EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        December 8, 2003
                                                -------------------------------

Commission        Registrant, State of Incorporation,        I.R.S. Employer
File Number       Address and Telephone Number               Identification No.
-----------       -----------------------------------        ------------------

1-3526            The Southern Company                       58-0690070
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000

1-3164            Alabama Power Company                      63-0004250
                  (An Alabama Corporation)
                  600 North 18th Street
                  Birmingham, Alabama 35291
                  (205) 257-1000

1-6468            Georgia Power Company                      58-0257110
                  (A Georgia Corporation)
                  241 Ralph McGill Boulevard, N.E.
                  Atlanta, Georgia 30308
                  (404) 506-6526

0-2429            Gulf Power Company                         59-0276810
                  (A Maine Corporation)
                  One Energy Place
                  Pensacola, Florida 32520
                  (850) 444-6111

001-11229         Mississippi Power Company                  64-0205820
                  (A Mississippi Corporation)
                  2992 West Beach
                  Gulfport, Mississippi 39501
                  (228) 864-1211

1-5072            Savannah Electric and Power Company        58-0418070
                  (A Georgia Corporation)
                  600 East Bay Street
                  Savannah, Georgia 31401
                  (912) 644-7171

333-98553         Southern Power Company                     58-2598670
                  (A Delaware Corporation)
                  270 Peachtree Street, N.W.
                  Atlanta, Georgia 30303
                  (404) 506-5000

The address of the registrants has not changed since the last report.

This combined Form 8-K is filed separately by seven registrants: The Southern Company, Alabama Power Company, Georgia Power Company, Gulf Power Company, Mississippi Power Company, Savannah Electric and Power Company and Southern Power Company. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.

Item 5.       Other Events and Regulation FD Disclosure.

              The Southern Company ("Southern") today announced Southern's succession and management transition plan. As part of that plan, (1) Allen Franklin, Southern's Chairman and Chief Executive Officer, will retire in July 2004; (2) David M. Ratcliffe, currently President and Chief Executive Officer of Georgia Power Company ("Georgia Power"), (A) has been elected to Southern's Board of Directors effective December 8, 2003, (B) will continue to serve as Georgia Power's Chief Executive Officer until April 2004, when he will become President of Southern and (C) will become Chairman and Chief Executive Officer of Southern in July 2004; (3) Michael D. Garrett, currently President and Chief Executive Officer of Mississippi Power Company ("Mississippi Power"), (A) has been elected as President of Georgia Power and a member of the Board of Directors of Georgia Power effective January 1, 2004 and (B) will become Chief Executive Officer of Georgia Power in April 2004; and (4) Anthony J. Topazi, currently Senior Vice President of Southern Power Company and Executive Vice President of Southern's Generation and Energy Marketing Group, has been elected to become President and Chief Executive Officer of Mississippi Power effective January 1, 2004.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     December 8, 2003            THE SOUTHERN COMPANY


                                      By  /s/W. Dean Hudson
                                          W. Dean Hudson
                                            Comptroller


                                      ALABAMA POWER COMPANY
                                      GEORGIA POWER COMPANY
                                      GULF POWER COMPANY
                                      MISSISSIPPI POWER COMPANY
                                      SAVANNAH ELECTRIC AND POWER COMPANY
                                      SOUTHERN POWER COMPANY


                                      By     /s/Wayne Boston
                                             Wayne Boston
                                          Assistant Secretary